THE GABELLI U.S. TREASURY MONEY MARKET FUND

                               SEMI-ANNUAL REPORT

                                MARCH 31, 2002(A)


                                                               [GRAPHIC OMITTED]
                                                                   JUDITH RANERI


TO OUR SHAREHOLDERS,

      Throughout the first quarter of 2002, we have confirmed a series of reports suggesting an unexpectedly vigorous turnaround of economic activity -- evidence indicating that the recession was likely to be shorter and far less severe than many had feared. The data had been so positive that Federal Reserve Board ("Fed") Chairman Alan Greenspan proclaimed, "recent evidence increasingly suggests that an economic expansion is already under way." By early March, evidence of the economy's strength was conclusive, with a surprise increase in Gross Domestic Product ("GDP") growth in the fourth quarter, in addition to an upward revision to fourth quarter productivity growth. The manufacturing sector rebounded in February 2002 after an 18 month tailspin, and the economy added 66,000 jobs, the first increase since July 2001. Other encouraging signs included a turn in the inventory cycle, resilience in housing and consumer spending, and even a modest recovery in business investment.

      Despite these developments, however, more mild economic data recently released confirmed that the U.S. economy is rebounding from recession, but suggests that the pace of recovery is going to end up being moderate rather than robust. The downside surprises have included a modest gain in March retail sales, along with a relatively tame report on wholesale prices showing the economy expanding slowly but steadily. Consumer's views on the economy edged slightly lower according to the University of Michigan preliminary monthly sentiment. In addition, unemployment resumed its upward climb last month to its highest level since December 2001, and although business payrolls expanded in March, it was much lower than the initially reported gain of 66,000 in February. This report confirms that the job market remains weak and is likely to remain relatively soft in the near term.

      While it is too soon to know for certain whether the positive trends have truly been established, many believe that "the tide has finally turned" and an unfolding economic recovery will prove to be heartier than generally expected. Against this backdrop the questions on the minds of many are: is it smooth sailing from here? And, when will the Fed begin its tightening cycle? Leaving aside such nightmare scenarios as further

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

terrorist attacks, or an "all-out war" in the Middle East, the main thought on the minds of market participants is the timing of future rate hikes.

      The Fed has made it clear that it seeks sustainable growth and appears unconcerned, for now, over potential inflationary pressures. Given the need to ensure that the recovery is on solid ground, the Fed is expected to be patient and await unmistakable evidence that capital investment and expanding employment have provided a foundation to the recovery. Therefore, Fed tightening is not as imminent as many were fearing just a few weeks ago.

INVESTMENT RESULTS

      For the twelve-month period ended March 31, 2002, The Gabelli U.S. Treasury Money Market Fund's (the "Fund") total return was 2.84%. The Lipper U.S. Treasury Money Market Average had a total return of 2.40% over the same period. The Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund's 7-day annualized yield and 30-day annualized yield on March 31, 2002 were 1.55% and 1.66%, respectively.

      For the five-year period ended March 31, 2002, the Fund's total return averaged 4.70% versus an average annual total return of 4.36% for the Lipper U.S. Treasury Money Market Average. Since inception on October 1, 1992 through March 31, 2002, the Fund had an average annual total return of 4.47%. As of March 31, 2001, direct shareholders total 7,174 and net assets are $963.6 million. The Fund maintained a stable net asset value of $1.00 per share throughout the period.

MINIMUM INVESTMENT - $10,000

      The Fund's minimum initial investment is $10,000. However, shareholders of any of the Gabelli Funds may invest in the Fund with an initial investment of $3,000. IRAs, retirement accounts and custodial accounts for minors require an initial investment of only $1,000. The Fund provides check writing and exchange privileges and continues to offer these services at no charge to shareholders. The Fund's expenses are capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                                 WHEN
                        ---                                 ----
      Special Chats:    Mario J. Gabelli                    First Monday of each month
                        Howard Ward                         First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                        MAY                                 JUNE                             JULY
                        ---                                 ----                             ----
   1st Wednesday        Ivan Arteaga                        Henry Van der Eb                 Ivan Arteaga
   2nd Wednesday        Charles Minter & Martin Weiner      Caesar Bryan                     Caesar Bryan
   3rd Wednesday        Walter Walsh & Laura Linehan        Ivan Arteaga                     Lynda Calkin
   4th Wednesday        Hart Woodson                        Barbara Marcin                   Henry Van der Eb
   5th Wednesday        Barbara Marcin                                                       Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

DAILY DIVIDENDS

      The Fund declares daily dividends which are reinvested monthly unless a cash distribution is requested. The Fund invests exclusively in U.S. Treasury securities and therefore 100% of the Fund's income dividends are exempt from state and local income taxes in all states. Please consult your tax adviser for the applicability to your specific situation.

      We thank you for your loyalty and as always, pledge our best efforts on your behalf as we seek to provide you with competitive returns. Please call us at 1-800-GABELLI (1-800-422-3554) during the business day for further information.
                                Sincerely,

                                /S/ Judith A. Raneri

                                JUDITH A. RANERI
                                Vice President and
                                Portfolio Manager

April 17, 2002

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total returns and average annual returns, which reflect changes in investment income, are net of expenses. Investment returns and yields will fluctuate. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government or the Federal Deposit Insurance Corporation. Although the Fund seeks to preserve the value of an investment at $1.00 per share, there can be no assurance that the Fund will maintain a stable $1.00 per share net asset value, so it is possible to lose money by investing in the Fund. The Fund's prospectus contains more complete information, including fees and expenses. The prospectus should be read carefully before investing or sending money. If the Fund's expenses had not been capped, the Fund's 7-day annualized yield and 30-day annualized yield would have been 1.49% and 1.60%, respectively, as of March 31, 2002.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF NET ASSETS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


    PRINCIPAL                                   ANNUALIZED YIELD AT     MATURITY                                     MARKET
     AMOUNT                                      DATE OF PURCHASE        DATE                                        VALUE
-------------                                   -------------------     --------                                     ------
                U.S. TREASURY OBLIGATIONS-- 99.5%
                U.S. TREASURY BILLS -- 76.8%
 $741,484,000   U.S. Treasury Bills             1.635% to 1.785%     04/11/02-07/11/02 .................           $740,050,515
                                                                                                                   ------------
                U.S. TREASURY NOTES - 22.7%
  215,001,000   U.S. Treasury Notes             1.857% to 2.457%     11/30/02-03/31/03 .................            219,003,228
                                                                                                                   ------------
 TOTAL INVESTMENTS (Cost $959,053,743)(a) ..............................................................   99.5%    959,053,743
 OTHER ASSETS AND LIABILITIES (NET)                                                                         0.5       4,506,948
                                                                                                          -----    ------------
NET ASSETS
   (applicable to 963,644,347 shares outstanding, $0.001 par value, one billion shares authorized) .....  100.0%   $963,560,691
                                                                                                          ======   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ...............................................               $   1.00
                                                                                                                       ========
---------------------------------------

(a) Aggregate cost for Federal tax purposes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial  interest  outstanding  throughout  each period:
                                           SIX MONTHS ENDED                    YEAR ENDED AUGUST 31,
                                            MARCH 31, 2002     -------------------------------------------------------------
                                             (UNAUDITED)         2001          2000         1999          1998        1997(C)
                                              ----------       --------      -------       -------      -------       ------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..    $     1.00      $     1.00    $    1.00     $    1.00     $    1.00    $   1.00
                                              ----------      ----------    ---------     ---------     ---------    --------
   Net investment income (a) .............        0.0080          0.0453       0.0526        0.0422        0.0496      0.0485
   Net realized gain on investments ......        0.0010          0.0011       0.0010        0.0005        0.0005      0.0013
                                              ----------      ----------    ---------     ---------     --------     --------
   Total from investment operations ......        0.0090          0.0464       0.0536        0.0427        0.0501      0.0498
                                              ----------      ----------    ---------     ---------     ---------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .................       (0.0080)        (0.0453)     (0.0526)      (0.0422)      (0.0496)    (0.0485)
   Net realized gain on investments ......       (0.0010)        (0.0011)     (0.0010)      (0.0005)      (0.0005)
     (0.0013)
                                              ----------      ----------    ---------     ---------     --------
   Total distributions ...................       (0.0090)        (0.0464)     (0.0536)      (0.0427)      (0.0501)    (0.0498)
                                              ----------      ----------    ---------     ---------     --------
   NET ASSET VALUE, END OF PERIOD ........    $     1.00      $     1.00    $    1.00     $    1.00     $    1.00    $   1.00
                                              ==========      ==========    ========      =========     =========    ========
   Total return+ .........................          1.0%            4.6%         5.5%          4.4%          5.1%        5.1%
                                              ==========      ==========    ========      =========     =========    ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..    $  963,561      $  805,149    $ 614,782     $ 480,100     $314,394     $203,542
   Ratio of net investment income to .....
     average net assets ..................      1.68%(d)           4.51%        5.29%         4.19%         4.91%       4.85%
   Ratio of operating expenses to
     average net assets (b) ..............      0.30%(d)           0.30%        0.30%         0.30%         0.30%       0.30%
------------------------------------------------------------------------------------------------------------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Net investment income before fees waived by the Manager for the six months ended March 31, 2002 and fiscal years ended September 30, 2001, 2000, 1999, 1998 and 1997 were $0.0165, $0.0446, $0.0520, $0.0412, $0.0475 and $0.0469,
respectively.
(b) Operating expense ratios before fees waived by the Manager for the six months ended March 31, 2002 and the fiscal years ended September 30, 2002, 2000, 1999, 1998, and 1997 were 0.36%, 0.36%, 0.47%, 0.40%, 0.46% and
0.45%%, respectively.
(c) Gabelli Funds, LLC became the sole investment adviser of the Fund on April 15, 1997.
(d) Annualized.

                See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS-- FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest ............................................       $  9,015,272
                                                               ------------
EXPENSES:
   Management fees .....................................          1,347,622
   Transfer agent fees .................................             89,782
   Custodian fees ......................................             55,406
   Registration fees ...................................             28,516
   Legal and audit fees ................................             22,388
   Trustees' fees ......................................             12,773
   Shareholder communications expenses .................             17,453
   Miscellaneous expenses ..............................             17,344
                                                               ------------
   TOTAL EXPENSES BEFORE FEES WAIVED BY MANAGER ........          1,591,284
   Fees waived by manager ..............................           (248,775)
                                                               ------------
   TOTAL EXPENSES -- NET ................................         1,342,509
                                                               ------------
NET INVESTMENT INCOME ..................................          7,672,763
NET REALIZED GAIN ON INVESTMENTS .......................            819,072
                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...       $  8,491,835
                                                               ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                               MARCH 31, 2002      SEPTEMBER 30,
                                                                                 (UNAUDITED)            2001
                                                                              ----------------     -------------
OPERATIONS:
  Net investment income ................................................       $    7,672,763      $    32,869,480
  Net realized gain on investments .....................................              819,072              914,195
                                                                               --------------      ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................            8,491,835           33,783,675
                                                                               --------------      ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ................................................           (7,672,763)         (32,869,480)
  Net realized gain on investments .....................................             (934,208)            (799,059)
                                                                               --------------      ---------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................           (8,606,971)         (33,668,539)
                                                                               --------------      ---------------
SHARE TRANSACTIONS ($1.00 PER SHARE):
  Shares sold ..........................................................        1,575,445,645        3,328,173,296
  Shares issued upon reinvestment of dividends and distributions .......            8,464,742           32,802,723
  Shares redeemed ......................................................       (1,425,383,610)      (3,170,723,853)
                                                                               --------------      ---------------
  NET INCREASE IN NET ASSETS ...........................................          158,411,641          190,367,302
NET ASSETS:
  Beginning of period ..................................................          805,149,050          614,781,748
                                                                               --------------      ---------------
  End of period ........................................................       $  963,560,691      $   805,149,050
                                                                               ==============      ===============

                See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli U.S. Treasury Money Market Fund (the "Fund"), a series of The Gabelli Money Market Funds (the "Trust"), was organized on May 21, 1992 as a Delaware business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is high current income consistent with the preservation of principal and liquidity. The Fund commenced investment operations on October 1, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost involves valuing a portfolio security at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

DIVIDENDS  AND  DISTRIBUTIONS.   Dividends  from  investment  income  (including
realized capital gains and losses) are declared daily and paid monthly. Distributions of long term capital gains, if any, are paid annually.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. AGREEMENTS WITH AFFILIATED PARTIES. The Trust has entered into a management agreement (the "Management Agreement") with Gabelli Funds, LLC (the "Manager"), which provides that the Trust will pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.30 percent of the value of the Fund's average daily net assets. In accordance with the Management Agreement, the Manager provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. To the extent necessary, the Manager has contractually undertaken to assume certain expenses of the Trust so that the total expenses do not exceed
0.30 percent of the Fund's average daily net assets. This arrangement is renewable annually by the Manager. For the six months ended March 31, 2002, the Manager waived management fees of $248,775.

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------
     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                            THE GABELLI U.S. TREASURY
                                MONEY MARKET FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                          1-800-GABELLI after 6:00 P.M.)


                  BOARD OF TRUSTEES
Mario J. Gabelli, CFA           John J. Parker
CHAIRMAN AND CHIEF              ATTORNEY-AT-LAW
INVESTMENT OFFICER              MCCARTHY, FINGAR, DONOVAN,
GABELLI ASSET MANAGEMENT INC.   DRAZEN & SMITH

Anthony J. Colavita             Karl Otto Pohl
ATTORNEY-AT-LAW                 FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.       DEUTSCHE BUNDESBANK

Vincent D. Enright              Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

                      OFFICERS
Mario J. Gabelli, CFA           Ronald S. Eaker
PRESIDENT                       VICE PRESIDENT

Bruce N. Alpert                 Judith A. Raneri
VICE PRESIDENT AND              VICE PRESIDENT
TREASURER                       AND PORTFOLIO MANAGER

James E. McKee                  Henley L. Smith
SECRETARY                       VICE PRESIDENT

                        DISTRIBUTOR
                  Gabelli & Company, Inc.

       CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
            State Street Bank and Trust Company

                       LEGAL COUNSEL
                 Willkie, Farr & Gallagher

                     [GRAPHIC OMITTED]
                       MARIO GABELLI

THE
GABELLI
U.S. TREASURY
MONEY MARKET
FUND

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli U.S. Treasury Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB404Q102SR


                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 2002